CONVERTIBLE NOTES (Tables)	12 Months Ended
Dec. 31, 2018
CONVERTIBLE NOTES
Schedule of convertible notes

	For the year ended
	December 31,	December 31,
	2018	2017
Opening balance	$76,582	$—
Face value of convertible notes	—	100,000
Transaction costs associated with convertible notes	—	(4,205)
Equity component of convertible notes, net of allocated transaction costs	—	(24,110)
Accretion of convertible notes	5,568	4,897
Ending balance	$82,150	$76,582